UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2006

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 15, 2006, Susquehanna Bancshares, Inc. (the “Company”) determined that its Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) that was filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2006 was erroneously filed because management’s review and the independent audit had not been completed. Management is completing an analysis of the cash flows related to origination, repayment and disposition of its portfolio of vehicle leases and whether such cash flows were properly classified as either operating or investing cash activities in the consolidated statements of cash flows. Based upon the analysis completed to date, the Company expects that its consolidated statements of cash flows for the years ended December 31, 2005, 2004 and 2003 will be restated and that items will be reclassified from operating activities to investing activities. The Company does not expect to have any changes in the balance sheets, statements of income or statements of changes in shareholders’ equity that were included in the Form 10-K.

On March 16, 2006, the Audit Committee of the Company’s Board of Directors, upon the recommendation of management, concluded that the Company’s unaudited consolidated financial statements as of and for the years ended December 31, 2005, 2004 and 2003 that were included in the Form 10-K should no longer be relied upon because of the restatement of the consolidated statements of cash flows referred to above. The Audit Committee also concluded that these consolidated financial statements should be restated to reflect these changes.

The restated financial statements for the years ended December 31, 2005, 2004 and 2003 will be included in an amendment to the Company’s Form 10-K (the “Form 10-K/A”), which the Company expects to file with the SEC on or before March 24, 2006.

As a result of these matters, management is currently evaluating the impact of this restatement on its internal controls and expects that it will conclude that it has a material weakness in its internal control over financial reporting relating to the process for the preparation and review of the consolidated statements of cash flows. Such conclusion would require management to revise its report on internal control over financial reporting that is included in the Form 10-K. In addition, management expects that it will conclude that its disclosure controls and procedures and its internal control over financial reporting were not effective as of December 31, 2005. Management will disclose its conclusion in Item 9A of the Form 10-K/A.

The Audit Committee and management have discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accountants, the matters disclosed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Chief Financial Officer

Dated: March 16, 2006